UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 1, 2026
BOXLIGHT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900
Duluth, Georgia 30097
(Address Of Principal Executive Offices) (Zip Code)
678-367-0809
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or formed address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BOXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 1, 2026, Boxlight Corporation, a Nevada corporation (the “Company”) entered into an amendment to that certain inventory finance agreement, dated May 27, 2025, as amended and restated on November 7, 2025, (as so amended through the date hereof, the “Amended and Restated Agreement”) with J.J. Astor & Co., a Utah corporation (“J.J. Astor”). Pursuant to the terms of the Amended and Restated Agreement, $556,200 of the outstanding balance was converted into 600,000 shares of common stock (the “Conversion Shares”) at a conversion price of $0.927 per share (the “Conversion Price”). Further, the parties agreed that, if the aggregate proceeds from the sale of the Conversion Shares are less than $556,200, the Company shall pay the shortfall in cash within five (5) Trading Days. “Proceeds Protection” means the Company’s obligation to ensure aggregate proceeds of at least $556,200 are received by J.J. Astor from the sale of 600,000 Conversion Shares. Michael Pope, Chairman of the Company’s Board of Directors, and its former president and chief executive officer, is the chief executive officer of J.J. Astor. J.J. Astor is beneficially owned, directly or indirectly, by a private investment fund managed by Mr. Pope.

The description of the Amended and Restated Agreement set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Agreement, which will be filed herein, with any confidential terms redacted, as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Agreement between the Company and J.J. Astor dated April 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

Dated:	April 7, 2026
By: /s/ Ryan Zeek
Name: Ryan Zeek
Title: Chief Financial Officer